UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2019
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000

(Registrant’s Telephone Number, including Area Code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2019, Charles River Laboratories International, Inc. ("Charles River" or the "Company") announced that David P. Johst, Corporate Executive Vice President, General Counsel and Chief Administrative Officer, will retire from Charles River in May 2020. Mr. Johst joined Charles River in 1991 as Corporate Counsel. He became Vice President, Human Resources and Administration in 1996, a Senior Vice President in 1999, and a Corporate Executive Vice President in 2005.

Charles River has entered into an agreement with Mr. Johst effective July 26, 2019 that establishes parameters regarding the gradual and well-planned transition of his responsibilities. The agreement sets forth that Mr. Johst will remain an employee of Charles River until May 31, 2020 (the “Term”), after which time he will provide consulting services through December 31, 2020 not to exceed 20 hours per month. Mr. Johst will remain in his current full-time position through May 31, 2020; his current role and title is unchanged, however during a transition period expected to last through the first quarter of 2020 he and the Company will mutually agree on the incremental adjustment of his role and responsibilities through the Term. Mr. Johst’s base compensation through the Term will be at his current base pay level of $682,745. Mr. Johst will be eligible to receive his fiscal 2019 cash bonus, but is not eligible for a cash bonus for fiscal 2020. Mr. Johst previously provided his notice of intent with respect to the Company’s full career retirement program, and will not receive any newly-authorized equity awards in 2020. No cash compensation will be received during the term of Mr. Johst’s consulting status; however, in consideration for the consulting services, the Company has agreed to provide and fully pay for extended health coverage to Mr. Johst and his family commensurate with the level of health coverage the Company currently provides to senior management.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	August 2, 2019	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
Legal Compliance, Deputy General Counsel and Assistant
Secretary

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